SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement        [ ] Confidential, for use of the
                                                Commission Only (as permitted by
                                                Rule 14a6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material pursuant to Rule 14a-12

                     Community Savings Bankshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
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         (2)     Aggregate number of securities to which transaction applies:
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         (3)     Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11(c):
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         (4)     Proposed maximum aggregate value of transaction:

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         (5)     Total fee paid:
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount previously paid:
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         (2)     Form, Schedule or Registration Statement No.:
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         (3)     Filing Party:
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         (4)     Date Filed:
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               [COMMUNITY SAVINGS BANKSHARES, INC. LETTERHEAD]


                                                         November 30, 2001


                              PROXY REMINDER

Dear Fellow Shareholder:

      Your vote on the Agreement and Plan of Merger with BankAtlantic Bancorp, Inc. HAS NOT BEEN RECEIVED. YOUR VOTE IS VERY IMPORTANT. The failure to vote is the same as a vote against approval of the Agreement and Plan of Merger.

     Please act promptly. Mark, date and sign the enclosed proxy card today or to vote by telephone call 1-800-840-1208. Please vote all proxy cards received. Your Board of Directors has unanimously adopted the Agreement and Plan of Merger and recommends that you vote "FOR" approval of the Agreement.

      On behalf of the Board of Directors, I thank you for your prompt attention to this important matter. If you have already returned your proxy card, thank you.

                                   Sincerely,

                                   /s/ James B. Pittard, Jr.

                                   James B. Pittard, Jr.
                                   President and Chief Executive Officer